LIBERTY VARIABLE INVESTMENT TRUST


PROSPECTUS DATED MAY 1, 2003


COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

CLASS B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                 * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                  * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.




























---------------- ------------------------
   Not FDIC          May Lose Value
    Insured
---------------- ------------------------
---------------- ------------------------
                    No Bank Guarantee
---------------- ------------------------

                                TABLE OF CONTENTS


THE TRUST                                                             3
-----------------------------------------------------------------------

THE FUND                                                              4
-----------------------------------------------------------------------
This section discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Columbia High Yield Fund, Variable Series.............................4

TRUST MANAGEMENT ORGANIZATIONS                                        8
-----------------------------------------------------------------------
The Trustees..........................................................8
Investment Advisor....................................................8
Rule 12b-1 Plan.......................................................9
Mixed and Shared Funding..............................................9

OTHER INVESTMENT STRATEGIES AND RISKS                                 10
------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                  12
------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                               14
------------------------------------------------------------------------
Purchases and Redemptions.............................................14
How the Fund Calculates Net Asset Value...............................14
Dividends and Distributions...........................................14
Tax Consequences......................................................15
Other Class of Shares.................................................15

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds, each with its own investment goals and strategies. This prospectus contains information about the Columbia High Yield Fund, Variable Series (Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Fund. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc.
(CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston).

Other funds may be added and some funds may be eliminated from time to time. The Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class B shares.

The Fund is an investment option under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Fund is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUND

                    COLUMBIA HIGH YIELD FUND, VARIABLE SERIES


INVESTMENT GOALS
------------------------------------------------------------------------------
The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES
------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

The Fund may trade its investments frequently in trying to achieve its investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Credit risk. The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

THE FUND  COLUMBIA HIGH YIELD FUND, VARIABLE SERIES


Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND  COLUMBIA HIGH YIELD FUND, VARIABLE SERIES


PERFORMANCE HISTORY
------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Index (Merrill Lynch High Yield Index), an unmanaged index comprised of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

[Bar Chart]
1999     0.57%
2000     3.66%
2001     6.18%
2002     2.74%


For period shown in bar chart:
Best quarter:  1st quarter 2001, +4.60%
Worst quarter:  3rd quarter 1999, -1.71%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002 (1)


                                             1 YEAR        LIFE OF THE
                                                              FUND
Class B (%)                                    2.74           4.67
------------------------------------------ ------------ -------------------
Merrill Lynch High Yield Index (%)            -1.14           0.89 (2)

(1) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class B shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.
(2)   Performance information is from February 28, 1998.

THE FUND  COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES
------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                 Class B

       Management fee (3) (%)                                     0.69
       ----------------------------------------------------- ----------------
       Distribution and service (12b-1) fees (4) (%)              0.25
       ----------------------------------------------------- ----------------
       Other expenses (4) (%)                                     2.68
       ----------------------------------------------------- ----------------
       Total annual fund operating expenses (4) (%)               3.62

(3) The Fund pays a management fee of 0.60% and an administrative fee of 0.09%.
(4) The Fund's adviser has agreed to waive 0.27% of other expenses and the distributor has agreed to waive 0.19% of the 12b- 1 fee. If these waivers were reflected in the table, the distribution fee would be 0.06%, other expenses would be 2.41% and total annual fund operating expenses would be 3.16%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial High Yield Securities Fund, Variable Series and Galaxy VIP Columbia High Yield Fund II by the Fund. The advisor and the distributor have undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.



EXAMPLE EXPENSES (5)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

o        $10,000 initial investment
o        5% total return for each year
o        Fund operating expenses remain the same
o        Reinvestment of all dividends and distributions


              1 YEAR           3 YEARS           5 YEARS           10 YEARS
Class B        $319             $1,066            $1,835            $3,850

(5) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 4 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
------------------------------------------------------------------------------
The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR
------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Fund. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of CMG merged into Columbia (which previously had been known as Columbia Management Company). As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Fund under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Fund. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Fund, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Fund amounted to 0.00% (6) of the average daily net assets of the Fund.

(6) The aggregate advisory fee for the year ended December 31, 2002 was paid by the predecessor fund, Galaxy VIP Columbia High Yield Fund II.

JEFFREY L. RIPPEY, CFA, a senior vice president of Columbia, is a co-manager of the Fund. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, since it began operations in March, 1998. Mr. Rippey, along with Mr. Havnaer, is primarily responsible for the day to day management of the Fund's investment portfolio. Mr. Rippey has been with Columbia and its predecessors since 1981.

KURT M. HAVNAER, CFA, a vice president of Columbia, is a co-manager of the Fund. Mr. Havnaer co-managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, since September, 2000. Mr. Havnaer, along with Mr. Rippey, is primarily responsible for the day to day management of the Fund's investment portfolio. Prior to joining Columbia in 1996, Mr. Havnaer worked as a portfolio manager, analyst and trader for SAFECO Asset Management Company.

TRUST MANAGEMENT ORGANIZATIONS

RULE 12b-1 PLAN
------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.


MIXED AND SHARED FUNDING
------------------------------------------------------------------------------
As described above, the Fund serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may, from time to time, become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investment in the Fund or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS


The Fund's principal investment strategies and their associated risks are described under "The Fund-Principal Investment Strategies" and "The Fund-Principal Investment Risks." In seeking to meet its investment goals, the Fund may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goals. These types of securities and investment practices, their associated risks and the Fund's fundamental and non-fundamental investment policies are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by the Fund's shareholders is not required to change the Fund's investment goals, strategies or restrictions.


DERIVATIVE STRATEGIES
------------------------------------------------------------------------------
The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
------------------------------------------------------------------------------
The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.


PRICING RISK
------------------------------------------------------------------------------
The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.


EARLY CLOSING RISK

The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

OTHER INVESTMENT STRATEGIES AND RISKS



TEMPORARY DEFENSIVE STRATEGIES
------------------------------------------------------------------------------
At times, the Fund's advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

The Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

These strategies could prevent the Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years and includes the financial performance of shares of the Fund's predecessor fund for periods prior to the date of this prospectus. Performance and expense information shown for the Fund has not been adjusted to reflect distribution (12b-1) fees applicable to Class B shares. If such fees had been reflected, the performance shown would have been lower and the expenses shown would have been higher. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. The information for the fiscal years ended December 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report dated December 31, 2002. The information for the fiscal year or periods ended December 31, 1998 was audited by the Fund's former independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES (A)
                                                                                                                Period ended
                                                                          Year ended December 31,               December 31,
                                                                  2002         2001        2000       1999        1998 (B)

NET ASSET VALUE, BEGINNING OF PERIOD ($)                          9.29         9.35        9.70       10.36         10.00
-------------------------------------------------------------- ------------ ----------- ----------- ---------- ----------------
INCOME FROM INVESTMENT OPERATIONS ($):                            0.59         0.64        0.69       0.70          0.49
Net investment income (c)(d)
-------------------------------------------------------------- ------------ ----------- ----------- ---------- ----------------
Net realized and unrealized gain (loss) on investments (d)       (0.35)       (0.07)      (0.35)     (0.65)         0.45
-------------------------------------------------------------- ------------ ----------- ----------- ---------- ----------------
Total from Investment Operations                                  0.24         0.57        0.34       0.05          0.94
-------------------------------------------------------------- ------------ ----------- ----------- ---------- ----------------
LESS DISTRIBUTIONS ($):                                          (0.57)       (0.63)      (0.69)     (0.70)        (0.49)
Distributions from net investment income
-------------------------------------------------------------- ------------ ----------- ----------- ---------- ----------------
Distributions from net realized capital gains                      ---         ---         ---       (0.01)        (0.09)
-------------------------------------------------------------- ------------ ----------- ----------- ---------- ----------------
Total Distributions                                              (0.57)       (0.63)      (0.69)     (0.71)        (0.58)
-------------------------------------------------------------- ------------ ----------- ----------- ---------- ----------------
Net increase (decrease) in net asset value                       (0.33)       (0.06)      (0.35)     (0.66)         0.36
-------------------------------------------------------------- ------------ ----------- ----------- ---------- ----------------
NET ASSET VALUE, END OF PERIOD ($)                                8.96         9.29        9.35       9.70          10.36
-------------------------------------------------------------- ------------ ----------- ----------- ---------- ----------------
TOTAL RETURN (%)                                                  2.74         6.18        3.66       0.56        9.61 (E)
-------------------------------------------------------------- ------------ ----------- ----------- ---------- ----------------
RATIOS/SUPPLEMENTAL DATA:                                         2,197       2,421       2,188       2,403         2,454
Net assets, end of period (000's) ($)
-------------------------------------------------------------- ------------ ----------- ----------- ---------- ----------------
Ratios to average net assets (%):
  Net investment income including
     reimbursement/waiver (d)                                     6.46         6.89        7.29       7.00        6.18 (f)
-------------------------------------------------------------- ------------ ----------- ----------- ---------- ----------------
  Operating expenses including reimbursement/waiver               1.68         1.60        1.60       1.60        1.60 (f)
-------------------------------------------------------------- ------------ ----------- ----------- ---------- ----------------
  Operating expenses excluding reimbursement/waiver               3.36         3.23        3.18       2.89        4.25 (f)
-------------------------------------------------------------- ------------ ----------- ----------- ---------- ----------------
Portfolio turnover rate (%)                                        49           54          46         35          89 (e)


(a) The information shown in this table relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund.
(b) The Galaxy VIP Columbia High Yield Fund II commenced operations on March 3, 1998.
(c) Net investment income per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.43, $0.47, $0.54, $0.57 and $0.28, respectively.
(d) The Galaxy VIP Columbia High Yield Fund II adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.
(e)     Not annualized.
(f)     Annualized.

                             SHAREHOLDER INFORMATION


PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Fund issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW THE FUND CALCULATES NET ASSET VALUE
Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS
The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends for the Fund will be declared daily and distributed monthly. All short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

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SHAREHOLDER INFORMATION


TAX CONSEQUENCES
The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES
The Fund also offers an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

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FOR MORE INFORMATION
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Additional  information about the Fund's  investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Columbia High Yield Fund, Variable Series